VOYA INVESTORS TRUST

VY® JPMorgan Emerging Markets Equity Portfolio

(“Portfolio”)

Supplement dated May 16, 2016

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and

Service 2 Class shares Prospectus and the Portfolio’s Class R6 shares Prospectus

(each a “Prospectus” and collectively “Prospectuses”)

each dated May 1, 2016

On May 12, 2016, the Portfolio’s Board of Trustees (“Board”) approved a revision to the Portfolio’s principal investment strategies to allow the Portfolio to invest up to 10% of its assets in participatory notes. Effective May 17, 2016, the Portfolio’s Prospectuses are hereby revised as follows:

The following sentence is added to the section entitled “Principal Investment Strategies” in the Portfolio’s Prospectuses:

The Portfolio may invest up to 10% of its assets in participatory notes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE